UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 17, 2017

Date of Report (Date of earliest event reported)

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37575	68-0680859

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

641 Lexington Avenue

27th Floor

New York, NY 10022

(Address of principal executive offices)

(646) 507-5710

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On September 19, 2017, Staffing 360 Solutions, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) disclosing, among other things, that Longbridge Recruitment 360 Limited (“Longbridge”), a wholly-owned subsidiary of the Company had consummated its purchase of 100% of the outstanding stock and options to purchase stock of CBS Butler Holdings Limited (“CBS Butler”). This Current Report on Form 8-K/A amends and supplements the Original Form 8-K to provide the required financial information in accordance with Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of CBS Butler Holdings Limited as of December 31, 2016 and 2015, and the notes related thereto, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The consent of RSM UK Audit LLP, CBS Butler’s independent auditor, is attached as Exhibit 23.1.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined statements of operations of Staffing 360 Solutions, Inc. for the fiscal year ended December 31, 2016 and period January 1, 2017 through September 30, 2017, and the notes related thereto, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d)	Exhibits

Exhibit	Description

23.1	Consent of RSM UK Audit, LLP

99.1	Audited consolidated financial statements of CBS Butler Holdings Limited as of December 31, 2016 and 2015.

99.2

Unaudited pro forma condensed combined statements of operations of Staffing 360 Solutions, Inc. for the fiscal year ended December 31, 2016 and period January 1, 2017 through September 30, 2017, and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2017	STAFFING 360 SOLUTIONS, INC.

	By:	/s/ Brendan Flood
Brendan Flood
Executive Chairman